United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2025
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LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
1610 West End Ave, Suite 200, Nashville, TN 37203
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 25, 2025, the Board of Directors (the “Board”) of Louisiana-Pacific Corporation (the “Company”) appointed Kelly H. Barrett as a director of the Company. Ms. Barrett will serve as a Class I director with a term expiring at the 2025 annual meeting of the Company’s stockholders. Ms. Barrett will serve on the Finance and Audit Committee and the Governance and Corporate Responsibility Committee of the Board.
The Board has determined that Ms. Barrett is independent under the New York Stock Exchange listing standards and applicable Securities and Exchange Commission (“SEC”) rules and regulations, as well as under the Company’s Corporate Governance Guidelines, and that Ms. Barrett meets the qualifications for membership on the Board committees on which she will serve.
Ms. Barrett will receive the standard compensation paid to non-employee directors, as described in the Company’s definitive proxy statement filed with the SEC on March 27, 2024, and reflecting the updated annual cash retainer amount for non-employee directors of $100,000 and the updated annual grant of restricted stock units with a grant date fair value of $140,000, each as approved by the Board on May 10, 2024. Ms. Barrett’s initial annual cash retainer and annual restricted stock unit grant will be prorated to reflect service on the Board of less than a full year.
Item 7.01     Regulation FD Disclosure.
On February 27, 2025, the Company issued a press release announcing the appointment of Ms. Barrett to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such a filing.
Item 9.01     Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by the Company on February 27, 2025
104	Cover Page Interactive Data File (embedded within Inline XBRL document)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ NICOLE C. DANIEL
Nicole C. Daniel
Senior Vice President, General Counsel and Corporate Secretary
Date: February 27, 2025